FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial expenses:
Interest, bank charges and fees	$ (2,512)	$ (1,770)	$ (3,642)
Change in Fair value of derivative warrants liabilities	2,313	0	0
Exchange differences, net	(464)	19	246
Total financial expenses	$ (663)	$ (1,751)	$ (3,396)